Exhibit 99.2

Soluna (SLNH) and Bit Digital (BTBT) Partnership Expands, Surpassing 12 MW in Hosting Capacity

New 5.5 MW Deal Brings Next-Gen Mining to Project Dorothy

ALBANY, NY, February 20, 2025 – Soluna Holdings, Inc. (“SHI”, “Soluna”, or the “Company”), (NASDAQ: SLNH), a developer of green data centers for intensive computing applications including Bitcoin mining and AI, announced a twelve month 5.5 MW hosting contract with Bit Digital (NASDAQ: BTBT) at Soluna’s Project Dorothy in Texas, marking the latest expansion in their growing partnership.

Soluna and Bit Digital’s partnership has expanded steadily, starting with a 4.4 MW deployment at Project Sophie in November 2023, growing to 6.6 MW by October 2024, and extending to Project Dorothy with a 5.5 MW contract in December 2024. Now, the partnership has reached a new milestone with over 12 MW under management, enhancing Bit Digital’s efficiency, scale, and mining performance. This latest expansion introduces the first batch of next-generation S21 units, deployed alongside recent upgrades to the site’s electrical infrastructure.

John Belizaire, CEO of Soluna Holdings, commented, “Our partnership with Bit Digital continues to grow, and we’re thrilled to support their expansion from Project Sophie to Project Dorothy. At Soluna, we pride ourselves on Relentless Stewardship—delivering exceptional service, efficiency, and sustainability to our customers. We look forward to continued success in powering Bit Digital’s mining operations.”

Sam Tabar, CEO of Bit Digital, added, “Expanding our relationship with Soluna represents a strategic step in continuing to optimize our mining operations with a more efficient fleet and cost-efficient sustainable energy solutions. We look forward to continuing our work with Soluna as what we see as a key partner in our mission to scale responsibly and enhance operational efficiency.”

Safe Harbor Statement

This announcement contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business and other statements that are predictive in nature. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “confident” and similar statements. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the SEC, including the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on April 1, 2024. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by law.

About Bit Digital

Bit Digital, Inc. is a global platform for high-performance computing (“HPC”) infrastructure and digital asset production headquartered in New York City. The Company’s HPC business operates under the WhiteFiber Inc. (“WhiteFiber”) brand. Our operations are located in the US, Canada, and Iceland. For additional information, please contact ir@bit-digital.com or visit our website at www.bit-digital.com.

About Soluna Holdings, Inc (SLNH)

Soluna is on a mission to make renewable energy a global superpower using computing as a catalyst. The company designs, develops, and operates digital infrastructure that transforms surplus renewable energy into global computing resources. Soluna’s pioneering data centers are strategically co-located with wind, solar, or hydroelectric power plants to support high-performance computing applications including Bitcoin Mining, Generative AI, and other compute-intensive applications. Soluna’s proprietary software MaestroOS(™) helps energize a greener grid while delivering cost-effective and sustainable computing solutions, and superior returns. To learn more visit solunacomputing.com. Follow us on X (formerly Twitter) at @SolunaHoldings.

Contact Information

Sam Sova

Partner and CEO

SOVA

Sam@letsgosova.com